THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT ________ (NEW YORK TIME) ON ____________________, 2007

SHARE PURCHASE WARRANTS

TO PURCHASE COMMON SHARES OF

NOVASTAR RESOURCES LTD.,

a Nevada Corporation

THIS CERTIFIES that, for value received, ____________________________________________ (the “Holder”) of _______________________________ shares of common stock, par value US$0.001 per share, of the Company, has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, up to _______________________________ fully paid and non-assessable shares of common stock, par value US$0.001 per share, of the Company (the “Shares”) on or before ________ (New York time) on ________________________, 2007 (the “Expiry Date”) at the price per Share of US$0.65 (the “Exercise Price”) on the terms and conditions attached hereto as Appendix 1 (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ____________________________ WARRANTS.

2.	These Warrants are issued and subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

4.	HOLDER HEREBY ACKNOWLEDGES THAT ANY CERTIFICATE EVIDENCING THE SECURITIES UPON EXERCISE OF THIS WARRANT SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

               IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ____ day of _______________________, 2006.

NOVASTAR RESOURCES LTD.

By___________________________________

Name:

Title:

APPENDIX 1

TERMS AND CONDITIONS dated ______________________________, 2006, attached to the Warrants issued by Novastar Resources Ltd., a Nevada corporation.

1.	INTERPRETATION
1.1	Definitions

In these Terms and Conditions, unless context dictates otherwise:

(a)

“Common Stock” means common stock, par value US$0.001 per share, of the Company, as constituted at the date hereof and any shares of Common Stock resulting from any subdivision or consolidation thereof;

(b)

“Company” means Novastar Resources Ltd., a Nevada corporation, or a successor corporation that is a result of (i) a consolidation, amalgamation or merger with or into any other corporation or corporations, or (ii) the conveyance or transfer of all or substantially all of the properties and estates of the Company to any other corporation;

(c)	“Company’s Auditor” means an independent firm of accountants duly appointed as auditors of the Company;
(d)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(e)	“Holders” means the holders of the Warrants;
(f)	“Person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;
(g)	“Shares” means shares of Common Stock; and
(h)	“Warrants” means any warrant or warrants of the Company hereafter issued and consequence of the exercise of this Warrant in part or transfer of this Warrant in whole or in part.
1.2	Singular, Plural; Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Descriptive Headings; Interpretation
(a)

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(b)

“Herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions.

1.4	Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.	ISSUE OF WARRANTS
2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares of its Common Stock.

2.2	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants
(a)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company will issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its sole discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Holder Not a Shareholder

This Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

3.	NOTICE
3.1	Notice to Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof; if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing, and the third business day thereafter there is a strike, lockout, or other labor disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labor disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Novastar Resources Ltd.

8300 Greensboro Drive

Suite 800

McLean, Virginia 22102

USA

Attention: Seth Grae

Fax: (202) 318-2502

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, New York 10036

USA

Attention: Jerry P. Peppers

Fax: (212) 858-1500

4.	EXERCISE OF WARRANTS

4.1	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto (“Form of Subscription”) and a bank draft or certified check payable to or to the order of the Company, at par, in New York, New York, for the purchase price applicable at the time of surrender in respect of the Shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2. Notwithstanding the foregoing, the Warrants may be exercised and payment received for the Warrant Shares in any manner mutually agreed to by the Company and the Holder.

4.2	Effect of Exercise of Warrants
(a)

Upon surrender and payment as aforesaid the Shares so subscribed for will be deemed to have been issued and such Person or Persons will be deemed to have become the Holder or Holders of record of such Shares on the date of such surrender and payment, and such Shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the Person or Persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of Shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4.	Warrant for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6	Time of Essence

Time will be of the essence hereof.

4.7	Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of US$0.65. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8.	Adjustment of Exercise Price
(a)	The Exercise Price and the number of Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)

If and whenever the Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon Reorganization if the Holder had been a shareholder at the time of the Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b)

The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	COVENANTS BY THE COMPANY
5.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.	MODIFICATION OF TERMS, MERGER, SUCCESSORS
6.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2	Warrant Not Transferable

The Warrant and all rights attached to it are not transferable. Notwithstanding the foregoing, the Warrants and all rights attached to it may be transferred to an affiliate or parent of the Holder provided that the transferee executes an instrument of adherence binding them to the provisions contained herein.

DATED as of the date first above written in these Terms and Conditions.

NOVASTAR RESOURCES LTD.

By:

Name:

Title:

FORM OF SUBSCRIPTION

TO:	Novastar Resources Ltd.

8300 Greensboro Drive

Suite 800

McLean, Virginia 22102

USA

The undersigned Holder of the within Warrants hereby subscribes for _________________ shares of common stock, US$0.001 par value (the “Shares”), of Novastar Resources Ltd. (the “Company”) pursuant to the within Warrants at US$___________ per Share on the terms specified in the Warrants. The Holder will cause a wire transfer payable to the Company for the whole amount of the purchase price of the Shares to be issued to the Company according to wire instructions received from the Company immediately upon receipt of the certificates representing the Shares by the Holder’s custodian bank.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S)	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of _________, ____.

In the presence of:

Signature of Witness	Signature of Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without any alteration, enlargement, or change. If there is more than one subscriber, each subscriber must sign the subscription.

In the case of persons signing by agent, attorney or personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, send the Warrant certificate and the form of subscription by registered mail.